Exhibit 10.8(b)

EXECUTION VERSION

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH THREE ASTERISKS (“***”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO MASTER CONTRACT FOR THE SALE OF POWER GENERATION EQUIPMENT AND RELATED SERVICES

THIS FIRST AMENDMENT TO MASTER CONTRACT FOR THE SALE OF POWER GENERATION EQUIPMENT AND RELATED SERVICES (this “Amendment”), dated as of June 4, 2007, by and between NOBLE ENVIRONMENTAL POWER 2007 EQUIPMENT CO., LLC, a Delaware limited liability company (the “Buyer”), and GENERAL ELECTRIC COMPANY, a New York company (the “Seller”) (the Buyer and the Seller referred to collectively as the “Parties”, and each, individually, as a “Party”).

RECITALS

A.                                   As of October 17, 2006, the Parties entered into that certain Master Contract for the Sale of Power Generation Equipment and Related Services (the “Contract”) pursuant to which the Seller will sell, and the Buyer will purchase, wind turbines, ancillary equipment and certain related services; and

B.                                     The Buyer and the Seller now desire to delete and replace Attachment 1 and Attachment 2 to the Contract as provided in this amendment.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter set forth in the Contract and this Amendment, the Parties hereto agree as follows:

1.                                       Replacement of Attachment 1.  Attachment 1 is hereby deleted in its entirety and replaced in its entirety by the attached Exhibit A (Attachment 1).

2.                                       Replacement of Attachment 2.  Attachment 2 is hereby deleted in its entirety and replaced in its entirety by the attached Exhibit B (Attachment 2).

3.                                       No Other Changes.  Except as expressly amended hereby, all of the terms and conditions of the Contract shall remain unchanged and shall continue to remain in full force and effect in accordance with their respective terms.

4.                                       Counterparts.  This Amendment may be executed via facsimile in any number of counterparts and by the Parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

5.                                       CHOICE OF LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THERETO (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

NOBLE ENVIRONMENTAL POWER 2007
EQUIPMENT CO., LLC

By:	/s/ Charles C. Hinckley
Name: Charles C. Hinckley
Title: President

GENERAL ELECTRIC COMPANY

By:	/s/ Richard Schubert
Name:	Richard Schubert
Title:	Commercial Director

EXHIBIT A

Attachment 1

Attachment 1

Description of Projects and Scheduled Major Component Shipment Dates

Projects

***

Shipment Schedule

Turbine Shipment Schedule for 2007

***

EXHIBIT B

Attachment 2

Attachment 2

Scope of Work

Item	Item Price	Quantity	Total Price

Wind Turbine Generator (WTG) (1)

•                   Nacelle and hub: 1.5 MW SLE (2)

•                   Tower: MTS 3-section with T-flange (3)

•                   Blade set: 77 meter rotor diameter (4)

•                   Down tower assembly (5)

•                   Parts shipped loose kit

•                   500 Lb Capacity winch

	***	***	***
Site Specific Loads Analysis (6)	***
Base GE SCADA (7)(8)	***	***	***
LVRT2	***	***	***
ZVRT	***	***	***
Cold Weather Extreme Temperature Range: Operation: -30ºC to +40º C Survival: -40ºC to +50º C Note: At higher elevations, the maximum operating temperature is reduced.	***	***	***
Base Wind Farm Management System	***	***	***
Project Support Services (9)	***	***	***

Special installation tools	***	***
Shipping fixtures Forty-five (45) double bladed shipping fixtures	***	***	***
Warranty (as described in the Contract)	***	***	***
Dynamic VAR Control	***	***	***

Enhanced Reactive Power Capability

•                  Static power factor setting between 0.90 overexcited (lagging, reactive power delivered) to 0.90 underexcited (leading reactive power absorbed) at 1.0pu voltage (575V) and full power (1500kW) at the WTG terminals.

	***	***	***
Total Contract Price			***

NOTES:

(1)                                  Summary specifications

•                  Standard Temperature Range:

•                  Operation:  -15ºC to +40º C.

•                  Survival: -20ºC to +50º C.

Note: At higher elevations, the maximum operating temperature is reduced.

•                  Corrosion Protection per ISO 12944-2: External components rated to C3; internal rated to C2.

•                  Static power factor setting between 0.95 overexcited (lagging, reactive power delivered) to 0.90 underexcited (leading reactive power absorbed) at 1.0pu voltage (575V) and full power (1500kW) at the WTG terminals.

(2)                                  Includes generator, main shaft, bearings, drive train couplings, rotor hub, gearbox (with first oil fill), generator cooling system, hydraulic system, yaw drive system, blade pitch mechanism including drive motors and control system, wind speed and direction sensors, lightning protection system, braking system, instrumentation, and other related components.

GE Monogram on Nacelle not included unless otherwise instructed by Buyer (210 days in advance).

(3)                                  Three section steel tower with “T”-flange base for bolting to concrete foundation.  The actual height of the tower is listed in Drawing 903216 (Please contact Project Manager to obtain the applicable revision of this drawing).

The foundation anchor bolt pattern is shown in Drawing 903216.  Tower sections to be supplied with loose parts kit (lugs, bolts, connections) for erection EXCEPT anchor bolt templates, anchor bolts, rigging equipment, and lifting beam, which are outside of the Seller’s Scope of Work.

Tower internals include ladders, platforms, power cabling (with all necessary terminations), fall protection, lighting.  Towers will be delivered to Site pre-wired.

(4)                                  Blade sets consist of three fiberglass epoxy resin blades in accordance with the Technical Specifications.

(5)                                  Seller’s Scope of Work includes all electrical and electronic wire and cables from the machine head to the down tower equipment.  It does not include splicing labor or crimping tools (but does include heat shrink, conductive paste, and barrel splices required to splice cable) between tower sections or connection from BOP equipment (e.g. Padmount transformer) to the down tower assembly.

(6)                                  Based on Buyer-provided data, as requested in the Windfarm Met Data Form and Project Information Form, GE will conduct a Site Specific Loads Analysis that will determine the adequacy of 1.5sle. GE’s review will determine if the foregoing Scope of Work is sufficient based on:

•                  Number of days with temperature below –20°C

•                  Predicted fatigue loading

•                  Predicted maximum 3 second gust, 50 year return period

•                  Expected seismic loading

The Buyer is responsible for assessing the nature of the conditions at the Site and submitting the requested information in a timely manner. A Site Specific Loads Analysis is to be carried out by the Seller’s engineering team in accordance with the established standards and procedures applied in a non-discriminatory manner for each proposed wind farm location.  If the Scope of Work is not sufficient, one or more of the Options described in the Schedule of Options may be recommended by the Seller. In some cases (for example, extreme expected seismic loads), a specialized configuration may be necessary that can delay the Scheduled Major Component Shipment Dates and/or increase the Contract Price and/or the Purchase Order Price. Such Site-specific risks are sole responsibility of the Buyer.

(7)                                  Base GE SCADA system: Includes a basic communication rack that can support up to four (4) single-mode communication loops (that connect the first WTG in the loop to the master SCADA communication rack), and four (4) multi-mode loops.

(8)                                  One (1) Metmast SCADA package (enclosure, anemometer, windvane, sensors, cable, boom) per each test tower required per the Machine Power Performance Tests (MPPT), assuming each Unit to be tested will require an associated test tower to satisfy the elevation relationship requirements is also included.

(9)                                  Project Support Services include:

•                  Technical Advisory Support at the Project Site during installation, Startup and Commissioning.

•                  Site receiving supervision and inventory control for the Seller’s Scope of Work.

•                  Supervision of use of specialized installation tools.

•                  Commissioning of Unit, SCADA, and WFMS (if WFMS option is selected by the Buyer).

•                  Start-up support during initial operations to assist O&M Staff.

•                  Two full sets of operations and maintenance manuals printed and bound plus a copy on CD.

•                  The Project Support Services shall include a staffing plan for each Project and a number of man-weeks of services to be provided for each Project, and shall be provided to the Buyer at least 120 days in advance of the performance of the Work at the Site for the Project.

•                  These prices are based upon the following assumptions:

(1)                                  That the multiple Project sites for each quote are immediately adjacent to one another and hence the Seller’s team will not have to relocate any construction facilities for the duration of the portfolio of projects.

(2)                                  That this schedule of deliveries/installation/commissioning is done at a rate of at least *** Units per week, and that this is done consecutively, not at the same time (within the two priced project groups)

•                  Blade re-torquing, as required, will be an additional cost to Buyer.